Supplier Financings	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Supplier Financings

9. Supplier Financings

In 2015 and 2016, the Company obtained third-party financing for certain business insurance premiums. The 2015 and 2016 financings bear interest rates ranging from 3.75% to 5.95% per annum, and all financing is due within one year. The balances due under these annual financing arrangements were approximately $42,000 and $76,000 as of December 31, 2015 and 2016, respectively.